Offerings - Offering: 1	Jun. 11, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.835% Fixed-to-Floating Rate Notes due 2034
Amount Registered | shares	864,975,000
Maximum Aggregate Offering Price	$ 864,975,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 119,453.05
Offering Note	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate amount of this offering is $864,975,000. The U.S. dollar equivalent of the Amount Registered, Maximum Aggregate Offering Price and Amount of Registration Fee have been calculated using the euro/U.S. dollar exchange rate of EUR1.00/$1.1533 on June 5, 2026 as released by the Board of Governors of the Federal Reserve System.